UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 9, 2003

                            SPIEGEL, INC.

   (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State of or other      (Commission file    (I.R.S. Employer
  jurisdiction of         number)             Identification No.)
  incorporation or
  organization)



                          3500 Lacey Road
                          Downers Grove, IL          60515-5432
       (Address of principal executive offices)      (Zip Code)

                          (630) 986-8800
       (Registrant's telephone number, including area code)

                            No Change
  (Former name or Former address, if changed since last report)

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Item 5. Other Events

On October 9, 2003, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Exhibits.

(C) Exhibits
    Exhibit 99      Press Release dated October 9, 2003


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   October 14, 2003            By: /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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